(ESS LOGO)                                                          EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact Information:
ESS Technology, Inc.                                   Rebecca Mack
Investor Relations                                     Bergman Mack & Associates
(510) 492-1161                                         (949) 981-4496

               ESS TECHNOLOGY REPORTS SECOND QUARTER 2004 RESULTS


         FREMONT, CALIF., JULY 28, 2004--ESS Technology (Nasdaq: ESST) today reported net revenues for the second quarter of 2004 of $76.8 million compared to $31.0 million for the same period last year and compared to $76.7 million in the first quarter of 2004.

         GAAP net income for the second quarter of 2004 was $3.2 million, or $0.08 per diluted share, compared to GAAP net income of $15.9 million, or $0.40 per diluted share, for the second quarter of 2003. For the first quarter of 2004, GAAP net income was $3.3 million, or $0.08 per diluted share. Second quarter 2003 results included a $45 million settlement of a lawsuit recorded as non-operating income.

         Non-GAAP net income for the second quarter of 2004 was $4.3 million, or $0.10 per diluted share, compared to the second quarter of 2003 non-GAAP net income of $19.2 million, or $0.48 per diluted share. For the first quarter of 2004, non-GAAP net income was $4.5 million or $0.11 per diluted share. Non-GAAP net income excludes the effects of amortization of intangible assets, write-down of investments, in-process research and development, and their related tax effects.

         Robert Blair, president and CEO of ESS Technology commented, "Our second quarter came in as expected. Our DVD growth continued with over 20% unit growth in the quarter.

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                                            ESS REPORTS 2ND QUARTER 2004 RESULTS
                                                                     PAGE 2 OF 7

Additionally, we continue to be very excited about the future prospects for our CMOS image sensor business with our 1.3 megapixel product continuing its success in gaining design wins and beginning production during the second half of the 2004 and into 2005."

         Mr. Blair continued, "During the second quarter, we made the decision to exit the digital still camera business and as a result we took a $2.4 million inventory reserve. We decided to take this step to concentrate our engineering, sales, marketing and management resources on the higher growth opportunities in the camera phone and recordable markets."

THIRD QUARTER 2004 GUIDANCE

         The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Continuing uncertainty in global economic conditions makes it particularly difficult to predict product demand and other related matters.

         Because of reduced demand in the video markets, we expect net revenues for the third quarter of 2004 to be between $68 to $72 million with gross margins of 30% to 33%. We expect R&D expenses to be 14% to 16% of net revenue, and other operating expenses of 12% to 14% of net revenue. Overall we expect GAAP net income per diluted share to be in the range of $0.07 to $0.10 and non-GAAP net income per diluted share to be in the range of $0.09 to $0.12. Non-GAAP net income excludes the effects of amortization of intangible assets and related tax effects.

         Mr. Blair continued, "We believe that future growth will come from our many new products that will be launched during the second half of 2004 and the first half of 2005 including: a new lower cost DVD chip, the Vibratto CL, that is intended to improve margins for the low-end DVD player market; the Vibratto III, which integrates ESS servo, RF and includes an integrated Class-D digital audio amplifier; our Vista family of products, which combine with our Vantage 2 recordable MPEG2 codec, enabling a two-chip solution for DVRs and DVD recorders; a new high performance VGA CMOS sensor with an integrated image processor; and a
2.0 megapixel CMOS image sensor which should help expand our strong entry into the cellular camera phone market."
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                                            ESS REPORTS 2ND QUARTER 2004 RESULTS
                                                                     PAGE 3 OF 7


         Mr. Blair concluded, "In addition to our DVD and VCD business, ESS is strategically well-positioned to address two large growth consumer electronic markets in the second half of 2004 and beyond -- the camera cellular phone market and the DVD recorder market."


EARNINGS CONFERENCE CALL

         As previously announced, ESS Technology, Inc. has scheduled a conference call beginning 2:00 p.m. PDT / 5:00 p.m. EDT, July 28, 2004, to discuss its second quarter 2004 results. Investors are invited to listen to a live webcast of the conference call at http://www.esstech.com or http://www.prnewswire.com/ (Search: ESST) A replay of the webcast will also be available at http://www.esstech.com/ and http://www.prnewswire.com/ or by telephone at (800) 633-8284 (U.S./Canada) / (402) 977-9140 (International),
Reservation #21202422, beginning at 5:00 p.m. PDT / 8:00 p.m. EDT, July 28,
2004.

ABOUT ESS TECHNOLOGY

         ESS Technology, Inc., is a leading supplier of high-performance feature-rich chips, applications and solutions for digital entertainment and digital imaging markets. ESS provides advanced products that enable the emergence of digital home systems that deliver and manage entertainment and information in the home.

         ESS, headquartered in Fremont, California, has R&D, sales, and technical support offices worldwide. ESS Technology's common stock is traded on the Nasdaq National Market under the symbol "ESST". ESS Technology's web site address is: http://www.esstech.com.

(ATTACHMENTS:  Consolidated Summary Financial Statements)

         THE MATTERS DISCUSSED IN THIS NEWS RELEASE INCLUDE CERTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE POSSIBLE REDUCTION OF CONSUMER SPENDING OCCASIONED BY GENERAL ECONOMIC CONDITIONS, THE TIMELY AVAILABILITY AND ACCEPTANCE OF ESS' NEW PRODUCTS, THE DEPENDENCE ON CONTINUED GROWTH IN DEMAND FOR CONSUMER ELECTRONICS PRODUCTS, THE UNCERTAINTY OF THE OUTCOME OF ANY LITIGATION PROCEEDINGS, AND THE OTHER RISKS DETAILED FROM TIME TO TIME IN THE SEC REPORTS OF ESS, INCLUDING THE REPORTS ON FORM 10-K, FORM 10-Q AND FORM 8-K (IF ANY) WHICH WE INCORPORATE BY REFERENCE. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

         All trademarks mentioned in this news release are owned by their respective holders and are used in this news release for identification purposes only.
                                      # # #

                              ESS TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                   (unaudited)
                                 (in thousands)

                                                          June 30,    December 31,
                                                            2004          2003
                                                         ---------     ---------
ASSETS

Current Assets:
   Cash and cash equivalents                             $  61,123     $  98,938
   Short-term investments                                   66,876        65,908
   Accounts receivable, net                                 39,298        57,674
   Inventories                                              68,724        33,546
   Prepaid expenses and other assets                         1,948         2,959
                                                         ---------     ---------
     Total current assets                                  237,969       259,025

Property, plant and equipment, net                          24,303        24,629
Goodwill                                                    43,789        43,789
Other intangible assets, net                                 9,087        11,510
Other assets                                                16,715        13,640
                                                         ---------     ---------
     Total Assets                                        $ 331,863     $ 352,593
                                                         =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses                 $  57,378     $  84,414
   Income taxes payable and deferred income taxes           29,974        29,390
                                                         ---------     ---------
     Total current liabilities                              87,352       113,804

Non-current deferred tax liability                          10,762        11,708
                                                         ---------     ---------
        Total liabilities                                   98,114       125,512
                                                         ---------     ---------
Shareholders' Equity:
   Common stock                                            177,105       175,546
   Accumulated other comprehensive income (loss)              (446)          929
   Retained earnings                                        57,090        50,606
                                                         ---------     ---------
     Total shareholders' equity                            233,749       227,081
                                                         ---------     ---------
     Total Liabilities and Shareholders' Equity          $ 331,863     $ 352,593
                                                         =========     =========

                              ESS TECHNOLOGY, INC.
              GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                      (in thousands, except per share data)

                                              Three months ended          Six months ended
                                            ---------------------      ---------------------
                                            June 30,     June 30,      June 30,     June 30,
                                              2004         2003          2004         2003
                                            --------     --------      --------     --------
Net revenues                                $ 76,813     $ 31,011      $153,558     $ 64,162
Cost of revenues                              53,921       20,982       107,253       44,358
                                            --------     --------      --------     --------
   Gross profit                               22,892       10,029        46,305       19,804
                                                  30%          32%           30%          31%

Operation expenses:

   Research and development                   10,537        7,330        19,830       13,586
   In-process research and development            --        1,420            --        1,420
   Selling, general and administrative         9,766        6,660        21,508       13,334
                                            --------     --------      --------     --------
Operating income (loss)                        2,589       (5,381)        4,967       (8,536)

Nonoperating income, net                         812       44,187         1,974       45,131
                                            --------     --------      --------     --------
Income before provision for income taxes       3,401       38,806         6,941       36,595
Provision for income taxes                       224       22,905           457       22,807
                                            --------     --------      --------     --------
Net income                                  $  3,177     $ 15,901      $  6,484     $ 13,788
                                            ========     ========      ========     ========
Net income per share
       Basic                                $   0.08     $   0.41      $   0.16     $   0.34
                                            ========     ========      ========     ========
       Diluted                              $   0.08     $   0.40      $   0.15     $   0.34
                                            ========     ========      ========     ========
Weighted average common shares:
       Basic                                  39,439       38,683        39,372       40,164
                                            ========     ========      ========     ========
       Diluted                                41,732       39,842        42,175       41,129
                                            ========     ========      ========     ========

                              ESS TECHNOLOGY, INC.

         NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)(2)
                                   (unaudited)
                      (in thousands, except per share data)

                                             Three months ended          Six months ended
                                            ---------------------      ---------------------
                                            June 30,     June 30,      June 30,     June 30,
                                              2004         2003          2004         2003
                                            --------     --------      --------     --------
Net revenues                                $ 76,813     $ 31,011      $153,558     $ 64,162
Cost of revenues                              53,222       20,982       105,855       44,358
                                            --------     --------      --------     --------
  Gross profit                                23,591       10,029        47,703       19,804
                                                  31%          32%           31%          31%

Operating expenses:
  Research and development                    10,537        6,912        19,757       12,947
  Selling, general and administrative          9,279        6,660        20,534       13,334
                                            --------     --------      --------     --------
Operating income (loss)                        3,775       (3,543)        7,412       (6,477)

Nonoperating income, net                         812       45,824         1,974       47,118
                                            --------     --------      --------     --------
Income before provision for income taxes       4,587       42,281         9,386       40,641
Provision for income taxes                       302       23,079           618       23,009
                                            --------     --------      --------     --------
Net income                                  $  4,285     $ 19,202      $  8,768     $ 17,632
                                            ========     ========      ========     ========
Net income per share
                  Basic                     $   0.11     $   0.50      $   0.22     $   0.44
                                            ========     ========      ========     ========
                  Diluted                   $   0.10     $   0.48      $   0.21     $   0.43
                                            ========     ========      ========     ========
Weighted average common shares:
                  Basic                       39,439       38,683        39,372       40,164
                                            ========     ========      ========     ========
                  Diluted                     41,732       39,842        42,175       41,129
                                            ========     ========      ========     ========

(1) Use of Non-GAAP Financial Information:

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP measures of operating results, net income loss and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our on-going core operating results. Our non-operating income includes licensing fees from MediaTek. In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting results for future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(2) Non-GAAP adjustments are detailed within the schedule entitled "Reconciliation of GAAP Basis Net Income to Non-GAAP Net Income"

                              ESS TECHNOLOGY, INC.
         RECONCILIATION OF GAAP BASIS NET INCOME TO NON-GAAP NET INCOME
                                   (unaudited)
                                 (in thousands)

                                                  Three months ended        Six months ended
                                                ---------------------     ---------------------
                                                June 30,     June 30,     June 30,     June 30,
                                                  2004         2003         2004         2003
                                                --------     --------     --------     --------
Net income  - GAAP basis                        $  3,177     $ 15,901     $  6,484     $ 13,788
Pro Forma Adjustments:
   Amortization of intangible assets (3)           1,186          418        2,445          639
   Write down of investments (4)                                1,637                     1,987
   In-process research and development (5)                      1,420                     1,420
   Tax effect to items (3) to (5)                    (78)        (174)        (161)        (202)
                                                --------     --------     --------     --------
Net income  - Non-GAAP                          $  4,285     $ 19,202     $  8,768     $ 17,632
                                                ========     ========     ========     ========

(3) Non-GAAP amounts for all periods presented exclude the effects of amortization of intangible assets, amounting to $1,186 and $418 for the three months ended June 30, 2004 and June 30, 2003, respectively, and $2,445 and $639 for the six months ended June 30, 2004 and June 30, 2003, respectively.

(4) Non-GAAP amounts for all periods presented exclude the effect of the write-down of investments, amounting to $1,637 and $1,987 for the three and six months ended June 30, 2003, respectively.

(5) Non-GAAP amounts for all periods presented exclude the effect of in-process research and development on Pictos acquisition, amounting to $1,420 for the three and six months ended June 30, 2003.